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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 28, 2000

                          ___________________________

                           VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-3175                               74-1828067
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                    ONE VALERO PLACE
                   SAN ANTONIO, TEXAS                              78212
          (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (210) 370-2000

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ITEM 5.  OTHER EVENTS.

                  On June 28, 2000, Valero Energy Corporation (the "Company") and VEC Trust I closed a public offering of 6,900,000 7 3/4% Premium Equity Participating Security Units (the "PEPS Units"). On June 29, 2000, the Company closed a public offering of $200,000,000 aggregate principal amount of its 8 3/8% Notes due 2005 and $200,000,000 aggregate principal amount of its 8 3/4% Notes due 2030 (collectively, the "Notes"). The PEPS Units and the Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-33846, 333-33846-01 and 333-33846-02) of the Company, VEC Trust I and VEC Trust II.

                  Filed as exhibits to this report are (a) the Amended and Restated Declaration of Trust, the Guarantee Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement and the First Supplemental Indenture entered into in connection with the offering of the PEPS Units and (b) the Officer's Certificate entered into in connection with the offering of the Notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibits are filed herewith:

  4.1 Amended and Restated Declaration of Trust, dated as of June 28, 2000, of VEC Trust I

  4.2    Form of Preferred Security (included in Exhibit 4.1)

  4.3 Valero Energy Corporation Guarantee Agreement, dated as of June 28, 2000, relating to VEC Trust I

  4.4 Purchase Contract Agreement, dated as of June 28, 2000, between Valero Energy Corporation and The Bank of New York

  4.5 Pledge Agreement, dated as of June 28, 2000, among Valero Energy Corporation, Bank One Trust Company, N.A. and The Bank of New York

  4.6 First Supplemental Indenture, dated as of June 28, 2000, between Valero Energy Corporation and The Bank of New York

  4.7    Form of 7 3/4% Senior Deferrable Note due 2005 (included in Exhibit
         4.6)

  4.8 Remarketing Agreement, dated as of June 28, 2000, among Valero Energy Corporation, VEC Trust I and Morgan Stanley & Co. Incorporated

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  4.9    Officer's Certificate delivered pursuant to Sections 102, 301 and 303 of the Indenture, dated as of December 12, 1997, providing for the terms of the Notes by Valero Energy Corporation

  4.10   Form of Note (included in Exhibit 4.9)

  8.1    Opinion of Baker Botts L.L.P. as to certain tax matters

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALERO ENERGY CORPORATION




Date: June 30, 2000                        By: /s/ JAY D. BROWNING
                                               ---------------------------------
                                               Jay D. Browning
                                               Secretary

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                                 EXHIBIT INDEX

      Exhibit
        No.                        Description
      -------                      -----------

         4.1 Amended and Restated Declaration of Trust, dated as of June 28, 2000, of VEC Trust I

         4.2      Form of Preferred Security (included in Exhibit 4.1)

         4.3 Valero Energy Corporation Guarantee Agreement, dated as of June 28, 2000, relating to VEC Trust I

         4.4 Purchase Contract Agreement, dated as of June 28, 2000, between Valero Energy Corporation and The Bank of New York

         4.5 Pledge Agreement, dated as of June 28, 2000, among Valero Energy Corporation, Bank One Trust Company, N.A. and The Bank of New York

         4.6 First Supplemental Indenture, dated as of June 28, 2000, between Valero Energy Corporation and The Bank of New York

         4.7      Form of 7 3/4% Senior Deferrable Note due 2005 (included in
                  Exhibit 4.6)

         4.8 Remarketing Agreement, dated as of June 28, 2000, among Valero Energy Corporation, VEC Trust I and Morgan Stanley & Co. Incorporated.

         4.9 Officer's Certificate delivered pursuant to Sections 102, 301 and 303 of the Indenture, dated as of December 12, 1997, providing for the terms of the Notes by Valero Energy Corporation

         4.10     Form of Note (included in Exhibit 4.9)

         8.1      Opinion of Baker Botts L.L.P. as to certain tax matters